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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                NOVEMBER 3, 2006
                                _______________

                           JAVO BEVERAGE COMPANY, INC.
             (Exact name of registrant as specified in its charter)
                                _______________

          DELAWARE                     000-26897                48-1264292
(State or other jurisdiction    (Commission File Number)      I.R.S. Employer
      of incorporation)                                    Identification Number
                                _______________

                      1311 SPECIALTY DRIVE, VISTA, CA 92081
               (Address of principal executive office) (Zip Code)

                             (760) 560-5286 EXT. 102
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL
YEAR


Pursuant to the approval of the stockholders of Javo Beverage Company, Inc., a Delaware corporation (the "Company"), on November 1, 2006, the Company filed an Amended and Restated Certificate of Incorporation effective as of November 3, 2006. The Amended and Restated Certificate of Incorporation restates, integrates and further amends the Company's Certificate of Incorporation. The only amendment was to increase the number of shares of Common stock, par value $0.001 per share ("Common Stock") that the Company is authorized to issue from one hundred fifty million (150,000,000) shares of Common Stock to three hundred million (300,000,000) shares of Common Stock. The Amended and Restated Certificate of Incorporation did not affect the number of authorized shares of Preferred Stock, which remains at ten million (10,000,000) shares.


 A copy of the Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.5 and is incorporated herein by this reference.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EX. NO.                                   DESCRIPTION
----------        --------------------------------------------------------------

3.5 Amended and Restated Certificate of Incorporation, filed herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JAVO BEVERAGE COMPANY, INC.
                                      (Registrant)

                                      Date   November 3, 2006

                                         /s/ William Marshall
                                      ------------------------------------------
                                      (Signature)

                                         William Marshall,
                                         General Counsel, Senior Executive Vice
                                         President of Operations and Secretary
                                      ------------------------------------------
                                      (Name and Title)

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                                  EXHIBIT INDEX



EX. NO.                                   DESCRIPTION
----------        --------------------------------------------------------------

3.5 Amended and Restated Certificate of Incorporation, filed herewith

----------------